Subsequent events	12 Months Ended
Dec. 31, 2013
Subsequent events
Subsequent events

31.       Subsequent events

Other than the transactions occurring in 2013 already described above, the following events have taken place in 2014:

a)             Loan borrowing

During January to March 2014, the Group borrowed short-term loans of RMB 635,719 from various financial institutions in the PRC. The borrowings have 4 months to 1 year terms and will expire at various times. The weighted average interest rate is 6.44% per annum. The Group also repaid loans of RMB 837,510 during the subsequent period.

b)             Options

During January to March 2014, the Company granted 717,000 ADS options and 18,000 ADS restricted share units at fair value to its employees. The exercise price of the options is US$ 9.13 to US$ 9.43.

c)              Share transfer of JA MEMC

In the first quarter of 2014, the Company entered into an equity transfer agreement with SunEdison Products Singapore Pte. Ltd (“Seller”) to acquire 50% of JA MEMC’s total equity interests held by the Seller at a consideration of US$ 7,700. This transaction is pending for the approval from the local authority.

d)             Establishment of new joint venture

In January 2014, the Company entered into a joint venture agreement with Powerway PV SA Pty., Ltd., or PWSA, to establish a solar module manufacturing facility in Port Elizabeth, South Africa, in which the Company holds 65% of the equity interests and PWSA hold 35% of the equity interests.